SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the Registrant  ☒    Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LEGG MASON PARTNERS INVESTMENT SERIES

LEGG MASON PARTNERS VARIABLE PORTFOLIOS II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Proxy Vote by PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-877-0438, or go to website: https://vote.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Voting Instruction Card when you vote by phone or the Internet.

Please detach at perforation before mailing.

VOTING INSTRUCTION	LEGG MASON PARTNERS VARIABLE PORTFOLIOS II	VOTING INSTRUCTION
Legg Mason Partners Variable Aggressive Growth Portfolio (A)
(formerly Greenwich Street Series Fund – Salomon Brothers Variable Aggressive Growth Fund)
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be Held on February 9, 2007

[Insurance Company Name if Needed]

This Voting Instruction Card is solicited by your insurance company (the “Company”) for its contractholders and contract participants who hold unit values in the separate account of the Company that invests in the Legg Mason Partners Funds who are entitled to instruct the Company on how to vote shares held by the separate account.

The undersigned contractholder or contract participant instructs the Company to vote, at the special meeting and at any adjournments or postponements thereof (the “Special Meeting”), all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this card. The undersigned acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement/Prospectus.

If you sign below but do not mark instructions on the reverse, the Company will vote all shares of the Fund attributable to your account value FOR the proposal. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the voting instructions for the Fund actually received from contract participants and contractholders in the separate account.

VOTE VIA THE TELEPHONE: 1-866-877-0438 VOTE VIA THE INTERNET: https://vote.proxy-direct.com
999 9999 9999 999

Note: Please sign exactly as your name appears on this Voting Instruction card. If joint owners, EITHER may sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s)

Title(s), if applicable

, 2007
Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

PLEASE MARK VOTES AS IN THIS EXAMPLE: ■	FOR	AGAINST	ABSTAIN

1.      To approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of Legg Mason Partners Variable Aggressive Growth Portfolio (A) (formerly Greenwich Street Series Trust – Salomon Brothers Variable Aggressive Growth Fund) (the “Acquired Fund”), in exchange for shares of Legg Mason Partners Variable Aggressive Growth Portfolio (B) (formerly Smith Barney Aggressive Growth Portfolio) (the “Acquiring Fund”) to be distributed to the shareholders of the Acquired Fund, and (ii) the subsequent termination of the Acquired Fund.

	☐	☐	☐

2. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

NOTE: YOUR VOTING INSTRUCTION IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Proxy Vote by PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-877-0438, or go to website: https://vote.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Voting Instruction Card when you vote by phone or the Internet.

Please detach at perforation before mailing.

VOTING INSTRUCTION	LEGG MASON PARTNERS INVESTMENT SERIES	VOTING INSTRUCTION
Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio
(formerly Smith Barney Premier Selections All Cap Growth Portfolio)
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be Held on February 9, 2007

[Insurance Company Name if Needed]

This Voting Instruction Card is solicited by your insurance company (the “Company”) for its contractholders and contract participants who hold unit values in the separate account of the Company that invests in the Legg Mason Partners Funds who are entitled to instruct the Company on how to vote shares held by the separate account.

The undersigned contractholder or contract participant instructs the Company to vote, at the special meeting and at any adjournments or postponements thereof (the “Special Meeting”), all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this card. The undersigned acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement/Prospectus.

If you sign below but do not mark instructions on the reverse, the Company will vote all shares of the Fund attributable to your account value FOR the proposal. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the voting instructions for the Fund actually received from contract participants and contractholders in the separate account.

VOTE VIA THE TELEPHONE: 1-866-877-0438 VOTE VIA THE INTERNET: https://vote.proxy-direct.com
999 9999 9999 999

Note: Please sign exactly as your name appears on this Voting Instruction card. If joint owners, EITHER may sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s)

Title(s), if applicable

, 2007
Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

PLEASE MARK VOTES AS IN THIS EXAMPLE: ■	FOR	AGAINST	ABSTAIN

1.      To approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio (formerly Smith Barney Premier Selections All Cap Growth Portfolio) (the “Acquired Fund”), in exchange for shares of Legg Mason Partners Variable Aggressive Growth Portfolio (B) (formerly Smith Barney Aggressive Growth Portfolio) (the “Acquiring Fund”) to be distributed to the shareholders of the Acquired Fund, and (ii) the subsequent termination of the Acquired Fund.

	☐	☐	☐

2. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

NOTE: YOUR VOTING INSTRUCTION IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.